                                                                   EXHIBIT 10.14

           AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT, dated as of May 28, 1999 (this "Amendment"), by and between PETOPIA.COM, INC. (the
                    ---------
"Company"), the Purchasers listed on Exhibit A to the Series A Preferred Stock
 -------                             ---------
Purchase Agreement dated as of May 4, 1999 (the "Purchase Agreement") and the
                                                 ------------------
purchasers listed on Exhibit A attached hereto (the "Additional Purchasers")
                     ---------                       ---------------------

     WHEREAS, the Company and the "Purchasers" (as defined in the Purchase Agreement) are parties to the Purchase Agreement pursuant to which each Purchaser purchased shares of Series A Preferred Stock from the Company on the terms and conditions set forth therein;

     WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreement in accordance with Section 7.10 of the Purchase Agreement (terms defined in the Purchase Agreement are used herein as therein defined);

     WHEREAS, the Additional Purchasers desire to purchase and the Company desires to sell up to 755,000 shares of the Company's Series A Preferred Stock at one or more Subsequent Closings (as defined below);

     NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into and shall be deemed part of this Amendment) and of the covenants and mutual agreements contained in this Amendment, each of the Purchasers, the Additional Purchasers and the Company agrees as follows:

     Section 1.  Amendments.  The Company and the Purchasers hereby agree that
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the Purchase Agreement shall be amended as follows:

     (A)  Section 1.2 of the Purchase Agreement shall be deleted in its entirety
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and substituting the following therefor:

          "1.2  Initial Closing; Delivery.
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                (a)  The initial closing of the purchase and sale of the Stock and the Warrants (the "Initial Closing") shall take place at the
                                 ---------------
          offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California, at 10:00 a.m., on May 4, 1999, or at such other time and place as the Company and the Purchasers acquiring a majority of the Stock at the Initial Closing mutually agree upon, orally or in writing (such date, the "Initial Closing Date").
                                   --------------------

                (b) At the Initial Closing, the Company shall deliver to each Purchaser a certificate representing the Stock and the Warrants being purchased thereby against payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company's bank account, by cancellation of indebtedness, or by any combination thereof."
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     (B)  The Following Section 1.3 of the Purchase Agreement shall be added to
                        -----------
Article 1 of the Purchase Agreement immediately after Section 1.2:

               "1.3  Subsequent Closings.  The Company may sell up to an
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          additional 755,000 shares of the Series A Preferred Stock not sold at the Initial Closing to such purchasers as it shall select at one or more subsequent closings (each, a "Subsequent Closing," and the date
                                             ------------------
          of each such Subsequent Closing, a "Subsequent Closing Date"), at a
                                              -----------------------
          price of not less than $1.00 per share and on terms no more favorable than those contained herein. Notwithstanding the foregoing, no Subsequent Closing may occur after the date which is 30 days from the date of this Amendment. Upon payment of the purchase price for the shares of Series A Preferred Stock being purchased and execution of a signature page counterpart to this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and the Voting Agreement (collectively, the "Series A Agreements" and each as defined below)
                              -------------------
          and without need for an amendment thereto aside from this Amendment, except to add such purchaser's name to Exhibit A to such agreements,
                                                 ---------
          any such purchaser shall become a party to the Series A Agreements as of the applicable Subsequent Closing Date, and shall be deemed a "Purchaser" or an "Investor" for purposes of the Series A Agreements, as the case may be, provided that (a) the representations and warranties of the Company shall be deemed made as of the Initial Closing Date; (b) the representations and warranties of each purchaser shall be deemed made as of the applicable Subsequent Closing Date; (c) no further deliveries pursuant to Section 4 of this Agreement shall be made by the Company as of a Subsequent Closing Date; and (d) a purchaser in any such Subsequent Closing shall not be entitled to purchase any Warrants. The Initial Closing and each Subsequent Closing are referred to herein collectively as the "Closing" and the
                                                              -------
          Initial Closing Date and Subsequent Closing Date are referred to herein collectively as the "Closing Date."
                                      ------------

     Section 2.  Additional Purchasers.  Each of the Additional Purchasers
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listed on the attached Exhibit A shall become parties to the Purchase Agreement
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by executing this Amendment and by virtue of their inclusion on Exhibit A
                                                                ---------
attached hereto, which Exhibit A shall supplement and be read in conjunction
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with Exhibit A to the Purchase Agreement.
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     Section 3.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of Delaware.

     Section 4.  Amendments.  This Amendment may not be modified or amended
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except by written agreement signed by the Company and a majority of the holders of the Series A Preferred Stock.

     Section 5.  Counterparts.  This Amendment may be executed in as many
                 ------------
counterparts as may be deemed necessary or convenient, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.
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     IN WITNESS WHEREOF, the Purchasers, the Additional Purchasers and the
Company have caused this Amendment to be duly executed as of the date first above written.

                         COMPANY:

                         PETOPIA.COM, INC.


                         By:  /s/ Andrea C. Reisman
                            ----------------------------------------------------
                         Name:    Andrea C. Reisman
                         Its:     Chief Executive Officer

                         PURCHASERS:

                         TCV III (GP)
                         a Delaware General Partnership
                         By:     Technology Crossover Management III, L.L.C.,
                         Its:    General Partner

                         By: /s/ Robert C. Bensky
                             ---------------------------------------------------
                             Name:    Robert C. Bensky
                             Title:   Chief Financial Officer

                         TCV III, L.P.
                         a Delaware Limited Partnership
                         By:     Technology Crossover Management III, L.L.C.,
                         Its:    General Partner

                         By: /s/ Robert C. Bensky
                             ---------------------------------------------------
                             Name:    Robert C. Bensky
                             Title:   Chief Financial Officer

                         TCV III (Q), L.P.
                         a Delaware Limited Partnership
                         By:     Technology Crossover Management III, L.L.C.,
                         Its:    General Partner

                         By: /s/ Robert C. Bensky
                             ---------------------------------------------------
                             Name:    Robert C. Bensky
                             Title:   Chief Financial Officer
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                         TCV III Strategic Partners, L.P.
                         a Delaware Limited Partnership
                         By:     Technology Crossover Management III, L.L.C.,
                         Its:    General Partner

                         By: /s/ Robert C. Bensky
                             ---------------------------------------------------
                             Name:    Robert C. Bensky
                             Title:   Chief Financial Officer

                         ADDITIONAL PURCHASERS:

                         Angel Investors, L.P.

                         By: Angel Management, LLC
                         Its General Partner


                         By:____________________________________________________
                         Its:___________________________________________________

                         TWB Investment Partnership


                         By:____________________________________________________
                         Its:


                         /s/ A. Brooke Seawell
                         -------------------------------------------------------
                         A. Brooke Seawell


                         /s/ Brett Bullington
                         -------------------------------------------------------
                         Brett Bullington

                         The David A. Duffield Trust dated 7/14/88

                         By:____________________________________________________


                         /s/ Margaret L. Taylor
                         -------------------------------------------------------
                         Margaret L. Taylor


                         /s/ Michael Kennealy
                         -------------------------------------------------------
                         Michael Kennealy